UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2018

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 207-2100

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2018, RAIT Financial Trust (“RAIT”), the Libby Frischer Family Partnership (“LFFP”), and Charles F. Frischer (“Mr. Frischer”), the general partner of LFFP signed a letter agreement (the “5/11/18 Letter”) which provided that RAIT would exempt LFFP from the ownership limit (the “Ownership Limit”) in RAIT’s Declaration of Trust (the “DOT”) applicable to such class or series (without giving effect to any exemption therefrom granted by RAIT) providing that no person may own more than 8.3% of RAIT’s outstanding Common Shares of Beneficial Interest (the “Common Shares”) or more than 9.8% of any of RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest (the “Series A Preferred Shares”), RAIT’s 8.375% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest (the “Series B Preferred Shares”) and RAIT’s 8.875% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest (the “Series C Preferred Shares,” and, together with the Series A Preferred Shares and the Series B Preferred Shares, the “Preferred Shares”). The 5/11/18 Letter exempts LFFP from this ownership limit for holding Common Shares and Preferred Shares that LFFP intends to purchase on or after May 11, 2018 in amounts which, when added to the Common Shares and Preferred Shares owned by Mr. Frischer and certain affiliated entities of Mr. Frischer at the time of any such acquisition, does not exceed an amount (with respect to each class of shares to be acquired) equal to 20.0% of the outstanding number of Common Shares (with respect to Common Shares to be acquired) and an amount equal to up to 20.0% of the outstanding number of each series of Preferred Shares (with respect to each series of Preferred Shares to be acquired), respectively, at any time and from time to time.

The above summary of the 5/11/18 Letter does not purport to be complete and is qualified in its entirety by the 5/11/18 Letter attached to this Current Report on Form 8-K as Exhibit 10.1, respectively, and incorporated by reference herein.

Previous Agreements with LFFP and Mr. Frischer

On March 30, 2018, LFFP, Mr. Frischer and RAIT signed a previously disclosed letter (the “3/30/18 Letter”) which provided that RAIT would exempt LFFP from the Ownership Limit relating to the Common Shares. The 3/30/18 Letter exempted LFFP from this Ownership Limit that LFFP intended to purchase on or after March 30, 2018 in an amount which, when added to the Common Shares owned by Mr. Frischer and certain affiliated entities of Mr. Frischer at the time of any such acquisition, did not exceed an amount equal to 12.5% of the outstanding Common Shares. On April 6, 2018, RAIT, LFFP and Mr. Frischer entered into a previously disclosed cooperation agreement (the “Frischer Cooperation Agreement”), which sets forth certain transfer restrictions and standstill provisions, among other things, for a period of time. Subsequent to entering into the Frischer Cooperation Agreement, on April 6, 2018, LFFP, Mr. Frischer and RAIT entered into a previously disclosed letter agreement (the “4/6/18 Letter Agreement”) which provided that RAIT would exempt LFFP from the Ownership Limit up to an amount equal to 15.0% with respect to the Common Shares and each series of our Preferred Shares. Mr. Frischer has filed Statements of Beneficial Ownership on Schedule 13D regarding his beneficial ownership of the Common Shares, Series A Preferred Share, Series B Preferred Shares, and Series C Preferred Shares.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 11, 2018, the New York Stock Exchange (the “NYSE”) notified RAIT that the NYSE has suspended trading in the Common Shares, effective immediately, and has commenced proceedings to delist the Common Shares from the NYSE. The NYSE took this action when the trading price of the Common Shares decreased to below $0.16 per share on May 11, 2018. The NYSE, in interpreting the continued listing standards under Section 802.01D of the NYSE’s Listed Company Manual, has determined that a trading price of below $0.16 per share is “abnormally low” and, therefore, is cause for suspension of trading and delisting from the NYSE. The Common Shares were suspended from trading intra-day on the NYSE on May 11, 2018. The following securities of RAIT (the “Listed Securities”) are listed on the NYSE and have been suspended from trading:

Title of Each Class	NYSE Trading Symbol
Common Shares of Beneficial Interest	RAS
7.75% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest	RAS.A
8.375% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest	RAS.B
8.875% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest	RAS.C
7.625% Senior Notes Due 2024	RFT
7.125% Senior Notes Due 2019	RFTA

RAIT has the right to have a committee of the Board of Directors of the NYSE review the NYSE Regulation Staff’s delisting determination. RAIT plans to notify the NYSE that it will exercise this right and appeal the Staff’s decision by the deadline for such notice. RAIT cannot provide any assurance that the appeal will be successful. The NYSE is not expected to submit a Form 25 concerning the delisting proceeding to the Securities and Exchange Commission (the “SEC”) until such time as the NYSE hearing process is concluded and a determination has been rendered.

During the appeal period, RAIT remains “listed” on the NYSE though trading in the Listed Securities is suspended. RAIT has applied to trade on the OTC Markets trading platform, the OTCQB, and expects the Listed Securities to commence trading on the OTCQB early in the week beginning May 14, 2018. RAIT can provide no assurance that the Listed Securities will be approved for trading or will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Listed Securities on this or any other market, whether the trading volume of the Listed Securities will be sufficient to provide for an efficient trading market or whether quotes for the Listed Securities may be blocked by OTC Markets Group or any other relevant trading market in the future. RAIT will update investors with the new trading symbol for each of the Listed Securities when they become available.

Forward-Looking Statements

This report may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “intends,” “plans,” “expects,” “will,” “believe,” or other similar words or terms. Such forward-looking statements include, but are not limited to, statements regarding LFFP’s and Mr. Frischer’s ability and/or intention to buy additional Common Shares and Preferred Shares and RAIT’s responses to the suspension of trading of the Listed Securities on the NYSE. Such statements are subject to known and unknown risks, uncertainties and contingencies that may cause actual results to differ materially from the expectations, intentions, beliefs, strategies or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the effect of the announcement of the actions described on RAIT’s business, including its financial and operating results and its employees, lenders and other capital sources and customers, whether LFFP and/or Mr. Frischer will engage in any further transactions in the Common Shares and/or Preferred Shares and the impact on RAIT and its stakeholders of any such transactions and LFFP’s and Mr. Frischer’s ownership of Common Shares and/or Preferred Shares; whether RAIT will be able to regain compliance with NYSE continued listing standards; and other factors described above regarding RAIT’s intention to appeal the NYSE trading suspension of the Listed Securities or RAIT’s ability to trade on the OTCQB or another trading market or in RAIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other filings with the SEC. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Letter dated as of May 11, 2018 from the Libby Frischer Family Partnership and Charles Frischer to RAIT Financial Trust and Ledgewood, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

May 11, 2018	By:	/s/ John J. Reyle
	Name:	John J. Reyle
	Title:	Interim Chief Executive Officer, Interim President and General Counsel